Exhibit 10.1

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

AMENDMENT TO
SUPPLY AND DISTRIBUTION AGREEMENT

This Amendment, effective as of January 1, 2013 (the “Effective Date”), modifies the Supply and Distribution Agreement between Heska Corporation (“Heska”) and Boule Medical AB (“Boule”), dated June 17, 2003, hereinafter referred to as “Amendment No. 8”, as modified by Amendment Letter dated June 1, 2004 (hereinafter referred to as “Amendment No. 1”), Amendment Letter dated December 31, 2004 (hereinafter referred to as “Amendment No. 2”), Amendment Letter dated July 12, 2005 (hereinafter referred to as “Amendment No. 3”), Amendment Letter dated March 20, 2007 (hereinafter referred to as “Amendment No. 4”), Amendment Letter dated January 23, 2008 (hereinafter referred to as “Amendment No. 5”), Amendment to Supply and Distribution Agreement effective as of October 1, 2008 (hereinafter referred to as “Amendment No. 6”) and Amendment to Supply and Distribution Agreement effective as of June 1, 2011 (hereinafter referred to as “Amendment No. 7”), collectively referred to as the “Original Agreement”.

1.	Section 1.2 “Analyzer”, of the Original Agreement is hereby deleted in its entirety and replaced with the following:

1.2 “Analyzer” means the BM800 Veterinary Hematology Analyzer (HemaTrue™ Veterinary Hematology Analyzer) manufactured by Boule or a similar three (3) part veterinary analyzer sold by Boule in the future replacing the BM800 Veterinary Hematology Analyzer or a successor replacement product.  Replacement product will be priced at the same level as its predecessor [***].

2.	Purchase Minimum. Boule acknowledges Heska has met its minimum purchase obligation for 2011 and 2012. The minimum purchase commitment for 2013 shall be [***] Analyzers.

3.
Appendix A4.  The items on Exhibit 1 are hereby added to Appendix A4 of the Original Agreement, effective November 14, 2011.  To the extent there is a conflict with any item previously listed on Appendix A, the price listed under “New price” on Exhibit 1 shall govern.

4.	Appendix A5. Appendix A5 of the Original Agreement is hereby deleted in its entirety and replaced with Appendix A5 attached hereto.

5.	No Other Changes. Except as expressly modified by this Amendment No. 8, all other provisions of the Original Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized representatives.

SIGNED:

Heska Corporation                                                                Boule Medical AB

By: /s/ Jason Napolitano                                                      By:  /s/ Claes Blanche

Name: Jason Napolitano                                                       Name: Claes Blanche

Title: Chief Financial Officer                                                 Title: Chief Executive Officer

Date: April 15, 2013                                                                Date: May 28th, 2013

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.
Exhibit 1

Appendix Hematrue spare part price adjustment

		Today price		New price
1091333_S,	TFT display	[***]	Euro	[***]	Euro
1091323_S,	TFT display board	[***]	Euro	[***]	Euro
1141426_S,	TFT Touch	[***]	Euro	[***]	Euro
1091308_S,	Shear Valve	[***]	Euro	[***]	Euro
1091232_S,	MPA	[***]	Euro	[***]	Euro
1091227_S,	MPA handle	[***]	Euro	[***]	Euro
1091370_S,	Valve board	[***]	Euro	[***]	Euro
1141414_S,	Power converter	[***]	Euro	[***]	Euro
1091317_S,	CPU board old	[***]	Euro	[***]	Euro
1091394_S,	CPU board new			[***]	Euro
1120078_S,	Power board	[***]	Euro	[***]	Euro
1141463_S,	USB-RS232 conv			[***]	Euro
1090919_S,	Level detector	[***]	Euro	[***]	Euro
1091326_S,	RBC chamber	[***]	Euro	[***]	Euro
1091324_S,	WBC chamber	[***]	Euro	[***]	Euro
1030142_S,	Photometer cable	[***]	Euro	[***]	Euro
1141465_S,	BCR USB			[***]	Euro
1091353_S,	Level detector yellow	[***]	Euro	[***]	Euro
1091354_S,	Level detector red	[***]	Euro	[***]	Euro
1091355_S,	Level detector blue	[***]	Euro	[***]	Euro
1091045_S,	Inlet Valve	[***]	Euro	[***]	Euro
1091220	Hematrue Front cover	[***]	Euro	[***]	Euro

CBC Diff spare parts
9980001	Repair kit pump	[***]	Euro	[***]	Euro
5306006	Gear box Syringe	[***]	Euro	[***]	Euro

Above prices are valid from 2011-11-14.

Vӓstberga, Sweden 2011-11-29

/s/ Per Löfbom

Per Löfbom Service Manager
Boule Medical AB

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act.  Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

Appendix A5

This Appendix forms an integrated part of the Supply and Distributorship Agreement between BOULE and HESKA.

Heska agrees to make orders of the following Products in units divisible by two.  Payment for fifty percent (50%) of the units in each shipment shall be made in Euros and fifty percent (50%) in U.S. dollars.  The Euro price shall be as listed below, subject to adjustment for actual changes in material and labor costs pursuant to the last paragraph of Section 4.1of the Supply and Distribution Agreement.  The U.S. dollar prices shall be as listed below, subject to adjustment for actual changes in material and labor costs pursuant to the last paragraph of Section 4.1of the Supply and Distribution Agreement.

Art no	Description	Price Net Euro	Price Net USD

INSTRUMENTS
1400060	HemaTrue™ Veterinary Hematology Analyzer System with MPA	[***]	[***]
	[***]	[***]	[***]